EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TASER International, Inc. (the “Company”) on Form 10-Q for the quarterly period ending September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Patrick W. Smith, Chief Executive Officer of the Company, and Daniel M. Behrendt, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick W. Smith Patrick W. Smith
Chief Executive Officer
November 05, 2013

/s/ Daniel M. Behrendt Daniel M. Behrendt
Chief Financial Officer
November 05, 2013